Confirmation to the
                             ISDA Master Agreement
                         Dated as of [*] November 1999
                                relating to the
   $ * Class A3 Backed Floating Rate Notes issued Party B Due * (the "Class A
                                    Notes")



To:             Gracechurch Card Funding (No. 1) PLC

Re:             Transaction  between   Barclays  Bank   Plc   ("Party  A")   and
                Gracechurch Card Funding No 1 PLC ("Party B")



Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

References herein to a Transaction shall be deemed to be references to a Swap Transaction for the purposes of the 1991 ISDA Definitions (as supplemented by the 1998 Supplement). The definitions and provisions contained in the 1991 ISDA Definitions (as supplemented by the 1998 Supplement) and the 1998 ISDA Euro Definitions (each as published by the International Swaps and Derivatives Association, Inc. (formerly known as the International Swap Dealers Association, Inc.)) are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern. Terms defined in the terms and conditions of the Notes will have the same meaning where used herein.

1. This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement, dated as of * October 1999, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Expressions used herein and not defined herein or in the Definitions shall bear the meaning ascribed thereto in the Agreement.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

       Party A:                            Barclays Bank PLC

       Party B:                            Gracechurch Card Funding (No. 1) PLC

       Trade Date:                         *

       Effective Date:                     *   1999;  provided,   however,  that
                                           effectiveness is subject to the
                                           issuance of the Notes [and the
                                           receipt by Party A on or prior to *
                                           1999 of unconditional confirmation
                                           that upon issue the Notes will be
                                           rated Aaa by Moody's and AAA by
                                           Standard & Poor's]; [provided
                                           further, however, that solely for
                                           the purpose of determining the
                                           initial Calculation Period relating
                                           to the initial Party B Floating Rate
                                           Payer Payment Date, the Effective
                                           Date shall be deemed to be * 1999.]

       Termination Date:                   *   ,   subject  to   adjustment   as
                                           provided herein and in accordance
                                           with the Following Business Day
                                           Convention.

       Party A Floating Amount:

            Party A Floating Rate Payer:   Party A

            Party A Floating Rate
            Currency Amount:               EUR *

            Party A Floating Rate Payer
            Period End Dates:              Each   *,  *,  *   and  *   from  and
                                           including the Party A Floating Rate
                                           Payer Period End Date falling in *
                                           to and including *, subject to
                                           adjustment in accordance with the
                                           Following Business Day Convention.
                                           Party A will provide a SWIFT MT100
                                           notice as to the amount to be paid
                                           on each Party A Floating Rate Payer

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

                                           Payment  Date   2  Business  Day  for
                                           euros  prior  to  each such  Party  A
                                           Floating Rate Payer Payment Date.

            Party A Floating Rate Payer
            Payment Dates:                 Each  Party  A  Floating  Rate  Payer
                                           Period End Date

            Party A Floating Rate:         EURIBOR,  as  calculated pursuant  to
                                           the terms and conditions of the
                                           Notes

            Designated Maturity:           3 months

            Spread:                        Plus * per cent. per annum

            Party A Floating Rate in
            Respect of the initial
            Calculation Period:            * (excluding the Spread)

            Party A Floating Rate
            Day Count Fraction:            [Actual/Actual]

            Reset Dates:                   First day of each Calculation Period

       Party B Floating Amounts:

            Party B Floating Rate Payer:   Party B

            Party B Floating Rate Payer
            Currency Amount:               GBP *

            Party B Floating Rate Payer
            Period End Dates:              Each   *,  *,  *   and  *   from  and
                                           including the Party B Floating Rate
                                           Payer Period End Date falling in *
                                           to and including *, subject to
                                           adjustment in accordance with the
                                           Following Business Day Convention

            Party B Floating Rate Payer
            Payment Dates:                 Each  Party  B  Floating  Rate  Payer
                                           Period End Date

            Party B Floating Rate Amount:  The  product of  the amount  due [(or which would be due assuming no early
                                           redemption or withholding tax on the
                                           Class A MTNs)] in respect of the
                                           Class A MTNs and the Class A3
                                           Percentage

            Party B Floating Amount in
            respect of the initial
            Calculation Period:            GBP *

            Floating Rate
            Day Count Fraction:            [Actual/360]

            Reset Dates:                   First day of each Calculation Period

       Party A Initial Exchange Amount:    GBP *

       Party A Initial Exchange Date:      Effective Date

       Party A Final Exchange Amount: EUR *

       Party A Final Exchange Date:        The  Party   A  Floating  Rate  Payer
                                           Payment Date falling in *

       Party B Initial Exchange Amount:    EUR *

       Party B Initial Exchange Date:      Effective Date

       Party B Final Exchange Amount: GBP *

       Party B Final Exchange Date:        The  Party   B  Floating  Rate  Payer
                                           Period End Date falling in *.

       Business Days for Euro:             Any  day  (other than  a Saturday  or
                                           Sunday or a day on which banking
                                           institutions in London, England or
                                           [New York] are authorised or obliged
                                           by law or executive order to close)
                                           which is TARGET Settlement Date.

       Business Days for USD:              Any  day  (other than  a Saturday  or
                                           Sunday or a day on which banking
                                           institution in New York, New York
                                           and London, England are authorised
                                           or obligated by law or executive
                                           order to close) on

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

                                           which dealings  in deposits in United
                                           States dollars  are transacted in the
                                           London interbank market.

       Calculation Agent:                  Party A

3.     Details of Variation to Agreement:

       Expenses: The obligation of Party B to pay amounts hereunder to Party A on any Party B Floating Rate Payer Payment Date in respect of the Calculation Period beginning on the Party B Floating Rate Payer Period End Date immediately preceding such Party B Floating Rate Payer Payment Date (prior to and during the Amortisation Period) will be reduced by an amount equal to the sum of any [Ordinary Expenses [to be defined in the Terms and Conditions of the Class A Notes?]] of which Party B actually received notice during such Calculation Period. [Such reduction will be permitted only to the extent that Party B does not have other funds that are available for the purpose of paying any such expenses.] No such reduction will permit Party A to reduce the amounts it is obliged to pay hereunder.

       Taxation: If any of the events described in Condition * of the Class A Notes shall occur, any payments to be made by Party B hereunder shall be net of the amount of any taxes so withheld, accounted for, deducted or suffered and Party A's payment obligations shall be reduced in proportion to the amount by which the payments to be made by Party B are so netted. If any of the events described in Condition * of the Class A Notes shall occur, any payments to be made by Party A hereunder shall be made net of the amount of any taxes so withheld, accounted for, deducted or suffered and the payment obligations of Party B shall remain the same.

       Interest Deferral: The obligation of Party A to pay Party A Floating Amounts on any Party A Floating Rate Payer Payment Date will be reduced proportionately to the extent that the Party B Floating Amounts received by Party A and accrued during the Party B Floating Rate Payer Calculation Period ending on the Party B Floating Rate Payer Period End Date falling in the same calendar month as such Party A Floating Rate Payer Payment Date have been reduced because the MTN Issuer in respect of the Class A MTNs has, [in accordance with the terms of the Class A MTNs], deferred the payment of interest on the Class A MTNs (any amount so deferred (excluding, for the avoidance of doubt, any interest on interest payable pursuant to the terms and conditions of the Class A MTNs), the "Deferred Interest"). The obligation of Party A to pay Party A Floating Amounts on any Party A Floating Rate Payer Payment Date will be increased in proportion to the amount of any Deferred Interest received by Party B and included in the payment made by Party B to Party A on the Party B Floating Rate Payer Payment Date falling in the same calendar month as such Party A Floating Rate Payer Payment Date. The obligation of Party B to pay Party B Floating Amounts on any Party B Floating Rate Payer Payment Date will be reduced by the amount of interest due on the Class A MTNs on such Party B Floating Rate Payer Payment Date that constitutes Deferred Interest. The obligation of Party B to pay Party B Floating Amounts on any Party B Floating Rate Payer Payment Date will be increased by the amount of any Deferred Interest and all additional interest paid by the MTNs Issuer to Party B in respect of Deferred Interest received by Party B on such Party B Floating Rate Payer Payment Date.

       Rapid Amortisation Period: During the Rapid Amortisation Period, Party B shall pay to Party A, on each date when it receives a principal payment on the Class A MTNs an amount equal to the product of the amount of principal so received on such date and the Class A3 Percentage (each such payment, an "Interim Party B Principal Payment"). The aggregate of the Interim Party B Principal Payments paid by Party B to Party A during the period from (but not including) the immediately preceding Party B Floating Rate Payer Payment Date (as defined below) to (and including) each following Party B Floating Rate Payer Payment Date is called the "Party B Early Amortisation Principal Payment". During the Rapid Amortisation Period, Party A shall pay to Party B, on each Party A Floating Rate Payer Payment Date (as defined below), the percentage of the Party A Floating Rate Payer Currency Amount set forth in Section 2 (the "Original Party A Floating Rate Payer Currency Amount") that is equal to the percentage of the Party B Floating Rate Payer Currency Amount set forth in Section 2 (the "Original Party B Floating Rate Payer Currency Amount") represented by such Interim Party B Principal Payment (each such payment, an "Interim Party A Principal Payment"). The aggregate of the Interim Party A Principal Payments paid by Party A to Party B on a Party A Floating Rate Payer Payment Date is called the "Party A Early Amortisation Principal Payment".

       From  the  commencement  of  the  Rapid   Amortisation  Period,  (1)  the
       Termination Date shall be extended to the earliest of (i) the Party A Floating Rate Payer Payment Date (as amended below) in respect of the Party A Floating Rate Calculation Period during which the final payment of principal and interest on the Class A MTNs is made, and (ii) the Series 1999-1 Termination Date, (2) the Party A Final Exchange Date shall be the Termination Date as so extended and (3) the Party B Final Exchange Date shall be extended to the Party B Floating Rate Payer Payment Date (as amended below) on which the final payment of principal and interest on the Class A MTNs is made. The Party A Final Exchange Amount shall be reduced by the aggregate amount of the Party A Early Amortisation Principal Payments and the Party B Final Exchange Amount shall be reduced by the aggregate of the amount of the Party B Early Amortisation Principal Payments (the original

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

       Party A Final Exchange Amount before any reduction, the "Original Party A Final Exchange Amount" and the original Party B Final Exchange Amount before any reduction, the "Original Party B Exchange Amount").

       Party A Floating Amount

       Party A Floating Rate Payer:        Party A

       Party A Floating Rate
       Currency Amount:                    The  Original Party  A Floating  Rate
                                           Currency Amount as reduced by the
                                           aggregate of the Party A Early
                                           Amortisation Principal Payments

       Party A Floating Rate Payer
       Period End Dates:                   The  *  of each  month commencing  on
                                           the * of the month next following
                                           the commencement of the Rapid
                                           Amortisation, subject to adjustment
                                           in accordance with the Following
                                           Business Day Convention, [provided,
                                           however, that if the Rapid
                                           Amortisation Period commences other
                                           than on a date that would otherwise
                                           be a Party A Floating Rate Payer
                                           Period End Date, the Party A
                                           Floating Rate Payer Period End Date
                                           shall be the first Party A Floating
                                           Rate Period End Date in the
                                           Amortisation Period]

       Party A Floating Rate Payer
       Payment Dates:                      Each  Party  A  Floating  Rate  Payer
                                           Period End Date, subject to
                                           adjustment in accordance with the
                                           Following Business Day Convention

       Party A Floating Rate Option:       EURIBOR,  as  calculated pursuant  to
                                           the terms and conditions of the
                                           Class A Notes

       Designated Maturity:                1 month,  [provided, however, that if
                                           the Designated Maturity of the Party
                                           A Floating Amount prior to the
                                           commencement of the Rapid
                                           Amortisation Period was in respect
                                           of a 3 month period that would end
                                           on a Party A Floating Rate Payer
                                           Payment Date later than the next
                                           succeeding Party A Floating Rate
                                           Payer Payment Date, for the purposes
                                           of calculating the Party A Floating
                                           Amount, the Designated Maturity of
                                           the Party A Floating Rate Option
                                           shall be 3 months as calculated
                                           prior to the commencement of the
                                           Amortisation Period]

       Spread:                             Plus * percent. per annum

       Floating Rate
       Day Count Fraction:                 [Actual/Actual]

       Reset Dates:                        First day of each Calculation Period

       Party B Floating Amount

            Party B Floating Rate Payer:   Party B

            Party B Floating Rate
            Currency Amount:               The  Original Party  B Floating  Rate
                                           Currency Amount, as reduced by the
                                           aggregate of all Party B Early
                                           Amortisation Principal Payments

            Party B Floating Rate
            Payer Payment Dates:           Each  Party  B  Floating  Rate  Payer
                                           Period End Date

            Party B Floating Rate Payer
            Period End Dates:              The  *  of each  month commencing  on
                                           the * of the month next following
                                           the occurrence of a Rapid
                                           Amortisation Event, subject to
                                           adjustment in accordance with the
                                           Following Business Day Convention,
                                           provided, however, that if the
                                           Amortisation Period commences other
                                           than on a date that would otherwise
                                           be a Party B Floating Rate Payer
                                           Period End Date, the Party B
                                           Floating Rate Payer Period End Date
                                           shall be the first Party B Floating
                                           Rate Period End Date in the
                                           Amortisation Period

       Party B Floating Rate Amount:       The  product  of  the amount  due  in
                                           respect of the Class A MTNs and the
                                           Class A3 Percentage.

            Floating Rate
            Day Count Fraction:            [Actual/360]

            Reset Dates:                   First day of each Calculation Period

4.     Account Details

       Payments to Party A:

            Account for Payments in EUR    SWIFT Code: *
                                           ABA Number: *
                                           Account: *
                                           Account: *
                                           REF: *

            Account for Payments in GBP    Account: *
                                           REF: *

       Payments to Party B:

            Account for Payments in GBP:   Account: *
                                           REF: *

            Account for Payments in EUR:   Account: *
                                           Account: *
                                           REF: *

5.     Contact for Party A Documentation and Operations:


       Telephone:                  -----------------------------------


       Facsimile No:               -----------------------------------


6.     Governing Law: England

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

BARCLAYS BANK PLC

By:

Name:

Title:

Confirmed as of the date first written:

GRACECHURCH CARD FUNDING (NO. 1) PLC

By:

Name:

Title:


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